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                                                                   EXHIBIT 10.43

                                                                     TENANT COPY

                      FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of November 15, 1999, by and between LINCOLN-RECP FULLERTON OPCO, LLC, a Delaware limited liability company ("Landlord") and HomeGrocer.Com, Inc., a Delaware corporation ("Tenant") with reference to the following facts.

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated July 8, 1999, (the "Lease"), for the leasing of certain premises containing approximately 98,600 rentable square feet of space located at 590 North Gilbert Street, Fullerton, CA 92834 (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the size of the Premises arid change the Commencement Date, among other things.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Recitals: Landlord and Tenant agree that the above recitals arc true and correct.

     2. Definitions: Unless otherwise defined in this Amendment, any capitalized term is hereby given the same meaning as set forth in the Lease.

     3. Premises: The square footage shall be amended to be 99,334 rentable square feet.

     4.   The Commencement Date of the Lease shall be November 1, 1999.

     5. The last day of the Term of the Lease (the "Expiration Date") shall be October 31, 2009.

     6. Base Rent: The Basic Lease Information and Section 3 of the Lease are hereby modified to provide that the monthly Base Rent payable by Tenant to Landlord is accordance with the following schedule:

               November 1, 1999 to April 30, 2002      $42,713.62 per month;
               May 1, 2002 to October 31, 2004         $45,693.64 per month;
               November 1, 2004 to April 30, 2007      $49,667.00 per month; and
               May 1, 2007 to October 31, 2009         $53,640.16 per month.

     7.   Tenant's Share of Operating Expenses. Tax Expenses and Common Area
          Utilities: The Basic Lease Information and Section 6 and 7 of the Lease are hereby modified to provide that Tenant's Share of Operating Expenses, Tax Expenses and Common Area Utilities Is: 7.934% of the Park.

     8.   Tenant's Share of Utility Expenses: The Basic Lease Information and
          Section 7 of the Lease are hereby modified to provide that Tenant's Share of Utility Expenses is: 100% of the Building.

     9. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in fall force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     10. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     11. The terms and provisions of the Lease are hereby incorporated in this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

LANDLORD:

LINCOLN-RECP FULLERTON OPCO,  LLC, a Delaware limited liability company

By: Legacy Partners Commercial, Inc. as Manager for LINCOLN-RECP FULLERTON OPCO, LLC

By: /s/: illegible
    --------------------------------------
Name:
      ------------------------------------
Title: Senior Vice President of Operations
       -----------------------------------
Date: 11/6/99
      ------------------------------------


TENANT:

HOMEGROCER.COM, a Delaware corporation

By: /s/: CJ Karaffa
    --------------------------------------
Name: CJ Karaffa
      ------------------------------------
Title: Vice President of Operations
       -----------------------------------
Date: 11/29/1999
      ------------------------------------


By: /s/: Daryl L. Stromswold
    --------------------------------------
Name: Daryl L. Stromswold
      ------------------------------------
Title: Assistant Secretary
       -----------------------------------
Date: November 29, 1999
      ------------------------------------


If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws, a certified copy of the resolution, or a Secretary's certificate, as the case may be, must be attached to this Lease.

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